External research and development expenses	12 Months Ended
Dec. 31, 2023
Disclosure Of Research And Development Expense Explanatory [Abstract]
External research and development expenses
23. External research and development expenses
External research and development expenses include costs associated with outsourced clinical research organization activities, sponsored research studies, clinical trial costs, process development, and product manufacturing expenses in relation to research and development programs.
In 2023, external research and development expenses mainly comprised the external development costs associated with
RLF-OD032,
RLF-100
and
RLF-TD011,
complemented by the continued development of the PKU GOLIKE products franchise. In the comparative period, these expenses mainly related to costs incurred by Acer under the license and collaboration agreement for development and premarketing activities for OLPRUVA.